UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 24, 2018

Date of Report (Date of earliest event reported)

Invesco CurrencyShares® Chinese Renminbi Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-35304	45-6344265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Principal Officers; Appointment of Principal Officers.

On May 24, 2018, Mr. Steven M. Hill gave notice that he plans to retire from all positions with Invesco Capital Management LLC and its affiliates, including his position as Principal Financial and Accounting Officer of the registrant, effective September 4, 2018. The registrant currently expects that a new Principal Financial and Accounting Officer will be appointed effective at the close of business that day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES® CHINESE RENMINBI TRUST

	By:	Invesco Specialized Products, LLC Sponsor of the Invesco CurrencyShares® Chinese Renminbi Trust

July 23, 2018		By:	/s/ Anna Paglia
Anna Paglia Secretary